UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2023

ARROWROOT ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-835972	85-3961600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Ave, Suite 200
Marina Del Rey, California 90292
(Address of principal executive office) (Zip Code)

(310) 566-5966
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	ARRWU	The Nasdaq Stock Market LLC

Shares of Class A common stock included as part of the units	ARRW	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ARRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by Arrowroot Acquisition Corp., a Delaware corporation (“Arrowroot”) with the Securities and Exchange Commission (the “SEC”) on February 13, 2023 (the “Extension Proxy Statement”), relating to the special meeting of stockholders (the “Special Meeting”), Arrowroot Acquisition LLC, a Delaware limited liability company (the “Sponsor”), agreed that if the Extension Proposal (as defined below) was approved and the Charter Amendment (as defined below) became effective, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to Arrowroot as a loan, within five (5) business days after the date of the Special Meeting, the lesser of (a) $640,000 or (b) $0.16 for each share of Class A common stock that is not redeemed in connection with the Special Meeting to be deposited into the trust account established in connection with Arrowroot’s initial public offering (the “Trust Account”). In addition, in the event Arrowroot does not consummate an initial business combination by the Charter Extension Date (as defined below) and the Sponsor requests monthly extensions following the Charter Extension Date, the Lender will contribute to Arrowroot as a loan the lesser of (a) $160,000 or (b) $0.04 for each share of Class A common stock that is not redeemed in connection with the Special Meeting for each such monthly extension, for an aggregate deposit of up to the lesser of (x) $1,120,000 or (y) $0.28 for each share of Class A common stock that is not redeemed in connection with the Special Meeting to be deposited into the Trust Account for each of the seven one-month extensions following the Charter Extension Date.

On February 28, 2023, the stockholders of Arrowroot approved the Extension Proposal (as defined below) at the Special Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on March 6, 2023, Arrowroot issued an unsecured promissory note in the principal amount of up to $1,760,000 (the “Note”) to the Sponsor. The Note does not bear interest and matures upon closing of Arrowroot’s initial business combination (a “Business Combination”). In the event that Arrowroot does not consummate a Business Combination, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Within five (5) business days after the date of the Special Meeting, the proceeds of the Note will be deposited in the Trust Account in connection with the Charter Amendment (as defined below).

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is incorporated by reference herein and filed herewith as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2023, Arrowroot held the Special Meeting to approve an amendment to Arrowroot’s amended and restated certificate of incorporation (the “Charter Amendment”) to extend the date (the “Termination Date”) by which Arrowroot has to consummate an initial business combination from March 4, 2023 (the “Original Termination Date”) to July 6, 2023 (the “Charter Extension Date”) and to allow Arrowroot, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to seven times by an additional one month each time after the Charter Extension Date, by resolution of Arrowroot’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until February 4, 2024, for a total of up to eleven months after the Original Termination Date, unless the closing of an initial business combination shall have occurred prior thereto (the “Extension Proposal”). The stockholders of Arrowroot approved the Extension Proposal at the Special Meeting and on March 1, 2023, Arrowroot filed the Charter Amendment with the Delaware Secretary of State.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 28, 2023, Arrowroot held the Special Meeting to approve the Extension Proposal and the Adjournment Proposal, each as more fully described in the Extension Proxy Statement. As there were sufficient votes to approve the Extension Proposal, the Adjournment Proposal was not presented to stockholders.

Holders of 28,439,037 shares of Class A common stock and Class B common stock of Arrowroot held of record as of February 6, 2023, the record date for the Special Meeting, were present in person or by proxy, representing approximately 79.13% of the voting power of Arrowroot’s shares of common stock as of the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Proposal were as follows:

The Extension Proposal

For	Against	Abstain
27,779,177	659,860	0

The Adjournment Proposal

Arrowroot had solicited proxies in favor of an Adjournment Proposal which would have given Arrowroot authority to adjourn the Special Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Extension Proposal, this proposal was not voted upon at the Special Meeting.

In connection with the vote to approve the Charter Amendment, the holders of 24,304,187 shares of Class A common stock of Arrowroot properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $247,259,067.61.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation.
10.1	Promissory Note, dated March 6, 2023, between Arrowroot and the Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2023

ARROWROOT ACQUISITION CORP.

By:	/s/ Matthew Safaii
Name:	Matthew Safaii
Title:	Chief Executive Officer